SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2004

PATHMARK STORES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-5287	22-2879612
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

200 Milik Street, Carteret, New Jersey	07008
(address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (732) 499-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 24, 2004, Pathmark Stores, Inc. (the “Company”) issued a press release announcing that Warren F. Bryant has been elected by the Company’s Board of Directors to serve as a Director of the Company, effective as of August 24, 2004. Mr. Bryant will serve on the Company’s Compensation Committee.

The press release, issued on August 24, 2004 by the Company, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

        99.1 Press Release issued on August 24, 2004 by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2004	PATHMARK STORES, INC. By: /s/Marc A. Strassler —————————————— Marc A. Strassler Senior Vice President, Secretary and General Counsel